EXHIBIT NO. 10.1
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THE SECURITIES  WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND WILL BE OFFERED AND SOLD BY REMOTEMDX IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE LAW BY VIRTUE OF REMOTEMDX'S INTENDED COMPLIANCE WITH THE PROVISIONS OF SECTION 4(2) AND/OR REGULATION S PROMULGATED UNDER THE ACT. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       CONVERTIBLE NOTE PURCHASE AGREEMENT

         This Convertible Note Purchase Agreement ("Agreement") is made and entered into as of the 16th day of September, 2005 by and between RemoteMDx, Inc., a Utah corporation ("RemoteMDx") and _____________ ("Purchaser").

         A. RemoteMDx desires to borrow ____________ ($_____ ) from Purchaser, and Purchaser desires to lend ___________ ($_________ ) to RemoteMDx; and

         B. In consideration of the loan amount, RemoteMDx has authorized the issuance to Purchaser of a Promissory Note in the original principal amount of __________________ ($_________ ) (the "Note").

         NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree as follows:

         1. Loan and Note  Purchase.  RemoteMDx  agrees to borrow  _____________
($_______ )  from  Purchaser,   and  Purchaser  agrees  to  lend  to  RemoteMDx
____________ ($________ ) (the "Loan") pursuant to the terms and conditions of this Agreement, the Note, a copy of which is attached to this Agreement as Exhibit "A" and by this reference incorporated herein. (This Agreement and the Note constitute the "Transaction Documents"). The Purchaser shall pay the loan amount of ____________ ($______ ) for the Note in full at Closing, as hereinafter defined, via certified funds or wire transfer to an account of
RemoteMDx identified by RemoteMDx on or before the Closing Date. Wire instructions shall be provided by RemoteMDx to Purchaser prior to the Closing.

         2. Closing. Payment of the purchase price by the Purchaser and delivery of the Note by RemoteMDx shall be deemed to be the completion of the transaction contemplated by this Agreement ("Closing"). Closing shall occur concurrently with the execution of this Agreement, or on such later date as the parties may hereafter agree (the "Closing Date").

         3. Conversion and Registration Rights. The Note may be converted into common stock of the Company (Conversion Shares) at any time from the date of purchase through September 15, 2008. The conversion price will be 50% of the


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fair market  value  (FMV) or $0.40 per share,  whichever  is lower.  FMV will be determined by taking the 20 day average ask quotation on a national trading exchange. Both the Interest Shares (that are described in the Note) and the Conversion Shares described above are subject to limited registration rights. The holders of the Convertible Note will be granted limited piggy-back registration rights for the shares of the common stock underlying the conversion of the Note and the common stock underlying the Interest Shares. At any time commencing three months from the closing date of the Offering and terminating when the registrable securities are eligible for sale without any volume
limitation   under  Rule  144(k)  under  the  Securities  Act,  the  holders  of registrable securities will be entitled to piggyback registration rights with respect to registrations of public offerings of common stock by us (other than registrations relating solely to the sale of common stock to participants in a company-sponsored employee benefit plan). For underwritten offerings, these piggyback registration rights are subject to a pro rata reduction among selling shareholders at the underwriter's discretion. We will bare all registration expenses of all Company registrations, excluding underwriting discounts and commissions.

         4. Use and Disposition of Proceeds. The Loan proceeds will be used in the manner directed by RemoteMDx's Board of Directors, or as shall be determined or directed pursuant to authority delegated by the Board.

         5. Representations and Warranties of Purchaser. To induce RemoteMDx's acceptance of this Agreement, Purchaser hereby represents and warrants to RemoteMDx and its agents and attorneys as follows:

              5.1 Investor Status. Purchaser is an "accredited investor" within the meaning of Section 501(a) of Regulation D under the Act, or is not a "U.S. Person" as that term is defined under Rule 902(o)(1) of Regulation S under the Act.

              5.2 Liquidity. Purchaser presently has sufficient liquid assets to pay the purchase price for the Note. Purchaser has adequate means of providing for its current needs and contingencies and has no need for liquidity in its loan to RemoteMDx. Purchaser is capable of bearing the economic risk and the burden of the loan contemplated by this Agreement, including, but not limited to, the possibility of the complete loss of the value of the Note, and the limited transferability of the Note, which may make the liquidation of the Note impossible in the near future.

              5.3 Absence of Conflicts. Purchaser represents and warrants that the execution and delivery of this Agreement and any other document or instrument executed in connection with this Agreement, and the consummation of the transaction contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree, or award binding on Purchaser, or the provision of any indenture, instrument, or agreement to which Purchaser is a party or is subject, or by which


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         Purchaser  or any of its  properties  is  bound,  or  conflict  with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by such Purchaser to any third party, or require the approval of
         any  third-party   pursuant  to  any  material   contract,   agreement,
         instrument, relationship or legal obligation to which Purchaser is subject or to which any of its properties, operations or management may be subject.

              5.4 Sole Party in Interest. Purchaser represents that it is the sole and true party in interest, and no other person or entity has or will have upon the issuance of the Note beneficial ownership interest in the Note or any portion thereof, whether direct or indirect (excluding any contractual right to payments based on the value of the Note).

              5.5 Investment Purpose. Purchaser represents that it is acquiring the Note for its own account and for investment purposes and not for the account or benefit of any U.S. person or other person or entity or for or with a view to resale or distribution.

              5.6 Knowledge and Experience. Purchaser is experienced in evaluating and making speculative investments, and has the capacity to protect Purchaser's interests in connection with the acquisition of the Note. Purchaser has such knowledge and experience in financial and business matters in general, and investments in RemoteMDx in particular, that Purchaser is capable of evaluating the merits and risks of Purchaser's loan to RemoteMDx.

              5.7 Disclosure, Access to Information. Purchaser confirms that it has received, read, and understands this Agreement, and that all documents, records, books and other information pertaining to
         Purchaser's loan to RemoteMDx requested by Purchaser have been made available for inspection and copying and that there are no additional materials or documents that have been requested by Purchaser that have not been made available by RemoteMDx.

              5.8 Exclusive Reliance on this Agreement. In making the decision to purchase the Note, Purchaser has relied exclusively upon information included in this Agreement or incorporated herein by reference, and not on any other representations, promises or information, whether written or verbal, by any person.

              5.9  Advice  of  Counsel.  Purchaser  understands  the  terms  and conditions of this Agreement, has investigated all issues to Purchaser's satisfaction, has consulted with such of Purchaser's own legal counsel or other advisors as Purchaser deems necessary, and is not relying, and has not relied on RemoteMDx, for an explanation of the terms or conditions of this Agreement or any document or instrument related to the transaction contemplated thereby. Purchaser further

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         acknowledges,  understands  and  agrees  that,  in  arranging  for  the preparation of this Agreement and all other documents and materials related thereto, RemoteMDx has not attempted to procure, and has not procured, legal representation for Purchaser.

              5.10 Accuracy of Representations and Information. All representations made by Purchaser in this Agreement, all documents and instruments related to this Agreement, and all information provided by Purchaser to RemoteMDx concerning Purchaser and its financial position is correct and complete in all material respects as of the date hereof. If there is any material change in such information before the actual issuance of the Note, Purchaser immediately shall provide such information to RemoteMDx.

              5.11 Federal Tax Matters. Purchaser has reviewed and understands the federal income tax aspects of its purchase of the Note, and has received such advice in this regard as Purchaser deems necessary from qualified sources such as attorneys, tax advisors or accountants, and is not relying on any representative or employee of RemoteMDx for such advice.

              5.12 No Brokers or Finders. Purchaser represents that no third person has in any way brought the parties together or been instrumental in the negotiation, execution, or consummation of this Agreement or any instrument, document, or agreement related to this Agreement, other than any financial advisor to the Purchaser whose fee or compensation in connection with the matters covered by this Agreement is solely the obligation of the Purchaser. Purchaser agrees to indemnify RemoteMDx against any claim by any third person for any commission, brokerage fee, finders fee, or other payment with respect to this Agreement or the transaction contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this Section shall survive the Closing Date and the consummation of the transaction contemplated by this Agreement.

              5.13 Certain Risk Factors. Purchaser has been informed about and fully understands that there are risks associated with a loan to RemoteMDx, including those disclosed in documents incorporated herein by reference.

              5.14 Manner of Sale. At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

              5.15 Restricted Securities. Purchaser understands and acknowledges that the Note has not been registered under the Act, or any state securities laws, and that it will be issued in reliance upon certain exemptions from the registration requirements of those laws, and thus cannot be resold unless it is registered under the Act or unless RemoteMDx has first received an opinion of competent securities counsel that registration is not required for such resale. Purchaser agrees that it will not resell the Note unless such resale transaction is in accordance with Regulation S and/or Rule 144 under the Act, pursuant to registration under the Act, or pursuant to an available exemption from

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         registration.  With regard to the  restrictions  on resale of the Note,
         Purchaser is aware (i) of the limitations and applicability of Securities and Exchange Commission Rule 144; and (ii) the Note is subject to the following restrictions:

                     THE SECURITIES ACQUIRED OR TO BE ACQUIRED PURSUANT TO HIS AGREEMENT HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS, AND THEREFORE HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT COMPLIANCE WITH THE PROVISIONS OF RULE 144 OR, IF APPLICABLE, REGULATION S UNDER THE ACT, COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE ACT OR APPLICABLE STATE LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. REMOTEMDX WILL INSTRUCT ITS OFFICERS NOT TO RECOGNIZE ANY SALE OF THESE SECURITIES UNLESS SUCH SALE IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR REMOTEMDX HAS FIRST RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO REMOTEMDX AND ITS SECURITIES COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

         6. Indemnification. RemoteMDx agrees to indemnify the Purchaser, its officers, employees, and agents, and any persons controlling the Purchaser and hold them harmless from and against any and all liability, damage, cost, or expense, including attorneys fees, incurred on account or arising out of any inaccuracy or omission in or breach of the declarations, covenants, agreements, representations, and warranties by RemoteMDx set forth or incorporated by reference herein.

         7. Representations and Warranties of RemoteMDx. RemoteMDx hereby represents and warrants to Purchaser as follows:

              7.1 Organization, Standing, Etc. RemoteMDx is duly organized, validly existing, and in good standing under the laws of the State of Utah, and has the requisite power and authority to enter into and perform this Agreement and to execute and perform under the documents, instruments and agreements related to this Agreement.

              7.2 Authorization. The execution and delivery of this Agreement and the consummation of the transaction contemplated herein have been duly authorized by all required action of RemoteMDx, and each of the

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         Transaction   Documents  and  all  instruments  and  agreements  to  be
         delivered in connection therewith constitute its legal, valid and binding obligation, enforceable against RemoteMDx in accordance with their respective terms, subject to laws of general application relating to the rights of creditors generally. The qualified directors of RemoteMDx have authorized this Agreement and the consummation of the transaction contemplated hereby in accordance with the provisions of
         Section 16-10a-852 of the Utah Business Corporation Act.

              7.3 Absence of Conflicts. Neither the execution and delivery of the Transaction Documents or any other agreement or instrument to be delivered to the Purchaser in connection therewith, nor the consummation of the transaction contemplated thereby, by RemoteMDx, shall (i) conflict with or result in a breach of or constitute a violation or default under (A) any provision of the Articles of Incorporation or By-laws, each as amended to date, of RemoteMDx, or (B) the provision of any indenture, instrument or agreement to which RemoteMDx is a party or by which it or any of its properties is bound, or (C) any order, writ, judgment, award, injunction, decree, law, statute, rule or regulation, license or permit applicable to RemoteMDx;
         (ii) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owned by RemoteMDx to any third party, or
         (iii) require the approval of any third party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which RemoteMDx is subject or to which it or any of its properties, operations or management may be subject.

         8. Nondisclosure. Except as required by applicable securities laws, rules and regulations, prior to the Closing Date, no press release or other announcement concerning the transaction contemplated by this Agreement will be issued except by mutual consent of the parties. This Agreement and all negotiations and discussions between the parties in connection with this Agreement shall be strictly confidential and will not be disclosed in any manner prior to the Closing Date, except to employees and agents of the parties on a need-to-know basis, as required by applicable law or regulations or as otherwise agreed by the parties. After Closing, disclosure shall be at the sole discretion of RemoteMDx, provided that Purchaser shall have the opportunity to review such disclosure prior to publication.

         9. Conditions to Closing. Closing of the transaction contemplated by this Agreement shall be contingent upon the satisfaction of the following conditions precedent:

              9.1 Approvals, Waivers, Etc. RemoteMDx shall have delivered to Purchaser evidence of all approvals, including waivers and consents, of its board of directors, government or third-parties which may be required for the sale of the Note, in full force and effect as of the Closing Date.

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              9.2  Absence  of  Litigation.   No  litigation   shall  have  been
         threatened or shall be pending challenging the purchase of the Note contemplated by this Agreement or which could have a material adverse effect on RemoteMDx.

              9.3 No Bankruptcy. RemoteMDx shall not have filed for bankruptcy protection, the appointment of a trustee or receiver, assignment for the benefit of creditors, nor have taken any other action designed to protect RemoteMDx, its property or assets from the rights of creditors; and no other person shall have made any such filing or taken any such action in respect of RemoteMDx.

              9.4 No Breach of Agreements. Neither the execution and delivery of the Transaction Documents or any other agreement or instrument to be delivered to the Purchaser in connection therewith, nor the consummation of the transaction contemplated thereby, by RemoteMDx, shall have conflicted with or resulted in a breach of or constituted a violation or default under (A) any provision of the Articles of Incorporation or By-laws, each as amended to date, of RemoteMDx, or (B) the provision of any indenture, instrument or agreement to which RemoteMDx is a party or by which it or any of its properties is bound, or (C) any order, writ, judgment, award, injunction, decree, law, statute, rule or regulation, license or permit applicable to RemoteMDx.

              9.5 Representations and Warranties. The representations and warranties of RemoteMDx and Purchaser set forth in this Agreement shall be true and correct in all material respects (disregarding, for purposes of such determination of materiality, all qualifications in such representations and warranties regarding "material") as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct only as of such date).

         10. General Provisions.

              10.1 Attorneys' Fees. In the event of a default in the performance of this Agreement or any document or instrument executed in connection with this Agreement, the defaulting party, in addition to all other obligations of performance hereunder, shall pay reasonable attorneys' fees and costs incurred by the non-defaulting party to enforce performance of this Agreement.

              10.2 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, including choice of law rules.

              10.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

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              10.4 Entire Agreement.  The Transaction Documents collectively set forth the entire agreement between the parties as to the subject matter hereof, supersede any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

              10.5 Expenses. The parties shall be responsible for and shall pay their own costs and expenses, including without limitation attorneys' fees and accountants' fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this Agreement and the instruments, documents and agreements executed in connection with this Agreement.

              10.6 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

              10.7 Notices. All notices or other communications provided for under this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, to the parties at their respective addresses as indicated below or at such other address as the parties may designate in writing:

                  (1) If to Purchaser:

                                    _____________________

                                    _____________________

                                    _____________________

                                    _____________________


                  (2) If to RemoteMDx:

                                    RemoteMDx, Inc.
                                    5095 West 2100 South
                                    Salt Lake City, Utah, 84120
                                    Fax: (801) 974-9474

                      With a copy to:

                                    Wayne D. Swan, Esq.
                                    S. Robert Bradley, Esq.
                                    DURHAM, JONES & PINEGAR, P.C.
                                    111 East Broadway, Suite 900
                                    Salt Lake City, Utah 84111
                                    Fax: (801) 415-3500

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              All notices and communications shall be effective as follows: When mailed, upon three (3) business days after deposit in the mail (postage
         prepaid);   when  telecopied,   upon  confirmed   transmission  of  the
         telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

              10.8 Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

              10.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors, but shall not be assignable by Purchaser without the prior written consent of RemoteMDx

              10.10 Survival of Representations, Warranties and Covenants Closing. All warranties, representations, indemnities and agreements made in this Agreement by a party hereto shall survive the date of this Agreement, the Closing Date, the consummation of the transaction contemplated by this Agreement, and the issuance by RemoteMDx of the Note.

                   [Balance of Page Intentionally Left Blank]


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         IN WITNESS  WHEREOF,  the parties have signed this  Agreement as of the date set forth below.



                                    By: _______________________________
                                    Its: _______________________________


                                    RemoteMDx, Inc., a Utah corporation


                                    By: _______________________________
                                    Its: _______________________________


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                                    Exhibit A


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN AVAILABLE EXEMPTION THEREUNDER


                           CONVERTIBLE PROMISSORY NOTE

$                                                            September 16, 2005
 -----------------


         FOR VALUE RECEIVED, REMOTEMDX, INC., a Utah corporation (the "Company"), hereby promises to pay to the order of ______________________ ("Payee") the principal sum of __________________ and ____/100 Dollars ($__________ ), on (Maturity Date).

         Interest on the amount evidenced by this Promissory Note (the "Note") shall be charged on the unpaid principal of the Note at a rate equal to eighteen percent (18%) per annum. Interest or the entire three year note shall be prepaid by the Company by issuing____________ (___________ ) shares (Interest Shares) of restricted common stock of the Company.

         The Company may prepay all or any portion of the principal balance of the Note at any time, and from time to time. If the Company does prepay part or all of this Note, Payee shall retain all of the common shares issued as interest.

         The Note may be converted into common stock of the Company (Conversion Shares) at any time from the date of purchase through September 15, 2008. The conversion price will be 50% of the fair market value (FMV) or $0.40 per share whichever is lower. FMV will be determined by taking the 20 day average ask quotation on a national trading exchange.

         The Company  shall be in default  under this Note if the Company  shall
(i) file a petition seeking to be adjudged bankrupt, (ii) make a general assignment for the benefit of creditors, (iii) suffer the appointment of a receiver, (iv) fail to satisfy or perform, at the time and in the manner required, any obligation provided to be satisfied or performed under this Note or (v) become insolvent.

         Upon default hereunder, the unpaid principal balance, at the option of the Payee, shall become immediately due and payable, without presentment, demand, protest or any further notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.

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         This Note (or any payment due and  payable  hereunder)  may be extended from time to time with the written consent of the Payee, without in any manner affecting the liability of the Company. Any consent of the Payee hereunder (written or otherwise), acceptance of any payment due and payable under this Note other than in accordance with the terms and conditions hereof, or any failure of the Payee to exercise any rights under this Note or to specifically enforce the terms and conditions hereof shall not be deemed or constitute a waiver of any rights or remedies to which the Payee is entitled to under this Note or otherwise.

         If any covenant or other term or condition of this Note is invalid, illegal or incapable of being enforced, by reason of any rule of law or public policy, all other covenants and provisions of the Note shall nevertheless remain in full force and effect, and no covenant or provision shall be deemed dependent upon any other covenant or provision.

         This Note may not be assigned by Payee without the express written permission of the Company. This Note shall be binding upon the successors and assigns of the Company.

         This Note has been executed in conformity with, and shall be construed under and governed by, the laws of the State of Utah.

         DATED this _____ day of _________, 2005, effective as of the day and year first above written.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

                                    RemoteMDx, Inc., a Utah corporation



                                    By:_______________________________________
                                    Its: _____________________________________



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